THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

STOCK OPTION AND SUBSCRIPTION AGREEMENT

This AGREEMENT is entered into as of the ____ day of _____________, 2007 (the "Date of Grant").

BETWEEN:

PLURIS ENERGY GROUP INC., with an office at 10777 Westheimer, Ste 1100, Houston, TX 77042-3462 (the "Company")

AND:

__________________________, a person with an address at _________

__________________________________________________________

(the "Optionee")

WHEREAS:

A.                          The Company's board of directors (the "Board") has approved and adopted an Equity Incentive Plan (the "Plan"), whereby the Board is authorized to grant stock options to purchase common shares of the Company to the directors, officers, employees, management company employees and consultants of the Company;

B.                          The Company has appointed the Optionee as a consultant to provide services to the Company (the "Services"); and

C.                          The Company seeks to grant stock options to purchase a total of ____________ (________) shares of Common Stock to the Optionee in consideration for the provision of the Services.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.1                         In this Agreement, the following terms shall have the following meanings:

(a)	"Common Stock" means the shares of common stock of the Company;
(b)	"Exercise Payment" means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;
(c)	"Exercise Price" means $____;
(d)	"Expiry Date" means _____________;
(e)

"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Appendix "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(f)

"Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.2 of this Agreement;

(g)	"Optioned Shares" means the shares of Common Stock, subject to the Options;
(h)	"Securities" means, collectively, the Options and the Optioned Shares;
(i)	"Shareholders" means holders of record of the shares of Common Stock;
(j)	"U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and
(k)	"Vested Options" means the Options that have vested in accordance with Section 1.3 of this Agreement.

1.2                         The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of ____________________ (__________) Optioned Shares at the Exercise Price.

1.3                         The Options may be exercised after vesting and only in accordance with the following schedule:

__________________

1.4                         The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, expire and be of no further force or effect whatsoever.

1.5                         The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate exercise price for all

Optioned Shares for which the Option shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

1.6                         The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Option has been properly exercised in accordance with the terms of this Agreement.

1.2                         The Option will terminate under the following circumstances:

(a)

If the Optionee is an employee, consultant, director or officer of the Company or a subsidiary of the Company, and ceases to be an employee, consultant, director or officer by reason of termination or removal for cause, the Option will terminate on the effective date of the Optionee ceasing to be an employee, consultant, director or officer, as the case may be, for that reason.

(b)

If the Optionee dies, the Optionee’s personal representative will have the right to exercise any unexercised portion of the Option, in whole or in part, at any time until the earlier of (a) the Expiry Date and (b) the date that is three months after the date of the Optionee’s death.

(c)

If the Optionee is a director, officer, employee or consultant of the Company or a subsidiary of the Company, and ceases to be a director, officer, employee or consultant for any reason other than as set out in subparagraphs (a) or (b) above, the Option will terminate on the earlier of (a) the Expiry Date and (b) the date that is 30 days after the effective date of the Optionee ceasing to be a director, officer, employee or consultant for that other reason.

(d)

If the Optionee ceases to be one type of Optionee (i.e., director, officer, employee or consultant, or a company 100% beneficially owned by one of them) but concurrently is or becomes one or more other type of Optionee, the Option will not terminate but will continue in full force and effect and the Optionee may exercise the Option until the earlier of (a) the Expiry Date and (b) the applicable date set forth in subparagraphs (a), (b) or (c) above where the Optionee ceases to be any type of Optionee.

(e)	The Option will not be affected by any change of the Optionee’s employment where the Optionee continues to be employed by the Company or any subsidiary of the Company.

1.8                         Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any Options during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Options covers less than one (1) share, it is unexercisable.

Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Appendix A) to the President of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check, an Optionee or transferee of the Options may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws.

1.9                         Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

1.10                      Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted; and
(b)	a consolidation or subdivision of the Company's share capital or an amalgamation or merger;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

1.11                      The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

2.	Acknowledgements of the Optionee

1.2                         The Optionee acknowledges and agrees that:

(a)	the Optionee will spend a significant amount of time and attention on the affairs and business of the Company;
(b)

the Securities have not been registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(c)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;
(d)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(e)

the decision to execute this Subscription and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company available on the website of the United States Securities and Exchange Commission (the "SEC") available at www.sec.gov (the "Company Information");

(f)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement, and the Optionee will hold harmless the Company from any loss or damage it may suffer as a result of the Optionee's failure to correctly complete this Agreement;

(g)

the Optionee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(h)

the Optionee has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(i)

the Optionee and the Optionee's advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the acquisition of the Securities hereunder have been made available for inspection by the Optionee, the Optionee's attorney and/or advisor(s) (if applicable);

(k)

the Optionee has been advised to consult the Optionee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Optionee is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions; and
(l)

the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board;

(m)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(n)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;
(o)	there is no government or other insurance covering any of the Securities; and
(p)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.
3.	Representations, Warranties and Covenants of the Optionee

3.1                         The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is an officer and/or consultant of the Company who will spend a significant amount of time and attention on the affairs and business of the Company;
(b)	the Optionee is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;
(c)	the Optionee is not a U.S. Person;
(d)

the Optionee is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Optionee's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(e)

the Optionee acknowledges that the Optionee has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration of the Securities pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(f)

it understands and agrees that the Company will refuse to register any transfer of the Optioned Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(g)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)	the Optionee has received and carefully read this Agreement;
(i)

the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Optionee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Optionee;

(j)

the Optionee (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(k)	all information contained in this Agreement is complete and accurate and may be relied upon by the Company;
(l)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(m)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(n)	the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;
(o)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Optionee, or of any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound;

(p)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee;

(q)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(r)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(s)

the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Optionee has not subdivided his interest in the Securities with any other person;

(t)

the Optionee is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(u)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee's decision to acquire the Securities;

(v)

if the Optionee is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Optionee has sole investment discretion with respect to each such account, and the Optionee has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(w)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(x)	no person has made to the Optionee any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities,
(iii)	as to the future price or value of any of the Securities, or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board; and

(y)

In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription includes any person in the United States.

4.	Acknowledgement and Waiver

4.1                         The Optionee has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Company Information. The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

5.	Legending of Subject Securities

5.1                         The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

5.2                         The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

6.	Costs

6.1                         The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

7.	Governing Law

7.1                         This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.	Survival

8.1                         This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

9.	Assignment

1.2                         This Agreement is not transferable or assignable.

10.	Counterparts and Electronic Means

10.1                      This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11.	Currency

11.1                      Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

12.	Severability

12.1                      The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

13.	Entire Agreement

13.1                      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement supersedes all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Securities.

14.	Effectiveness

14.1                      This Agreement shall be deemed to be effective following the delivery by the Optionee to the Company of two fully executed copies of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

PLURIS ENERGY GROUP, INC.

By:
Authorized Signatory
WITNESSED BY: Name Address Occupation	) ) ) ) ) ) ) ) ) )

APPENDIX A

TO:	Pluris Energy Group, Inc.

10777 Westheimer, Ste 1100

Houston, TX 77042-3462

Notice of Exercise

This Notice of Exercise shall constitute proper notice pursuant to Section 1.6 of the Stock Option and Subscription Agreement dated as of ____________ (the "Agreement"), between the Company and the undersigned. The undersigned hereby elects to exercise Optionee's option to purchase____________________ shares of the common stock of the Company at a price of US$_____ per share, for aggregate consideration of US$____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 1.6 of the Agreement, accompanies this notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the _______ day of______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(Address of Optionee)

(City, State, and Zip Code of Optionee)

(Fax Number)

CW1196024.1